OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
OTHER ASSETS
Schedule of other assets

	2021	2020
Contract assets[1]	$155.6	$247.2
Audiovisual content	212.0	195.3
Contract costs[2]	174.8	148.2
Investments[3]	156.5	78.5
Equipment installments receivable	358.6	148.6
Other	47.6	98.7
	1,105.1	916.5
Less current portion of contract assets	(129.4)	(174.9)
Less current portion of audiovisual content (included in “Inventories”)	(139.5)	(138.0)
Less current portion of contract costs (included in “Other current assets”)	(68.5)	(59.9)
Less current portion of equipment installments receivable (included in “Accounts receivable”)	(256.9)	(111.6)
	$510.8	$432.1
1	Impairment loss on contract assets resulting from mobile contracts being cancelled prior to their initial term amounted to $17.1 million in 2021 ($20.5 million in 2020 and $19.7 million in 2019), net of the early termination penalty charged to the customer. In current and comparative periods, there were no significant cumulative catch-up adjustments to revenue that affected the corresponding contract asset, including adjustments arising from a change in an estimate of the transaction price or a contract modification. There were also no significant changes in the time frame for a performance obligation to be satisfied.

2	Amortization amounted to $73.3 million in 2021 ($65.9 million in 2020 and $63.6 million in 2019).
3	In 2021, the Corporation made a strategic investment a Turkish digital technology firm for a cash consideration of $48.5 million. This investment in a foreign associate is accounted for using the equity method. A loss of $16.2 million on the translation of this investment was recorded in the consolidated statements of comprehensive income in 2021.